LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 8, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS

VARIABLE GLOBAL EQUITY PORTFOLIO

The following information supplements, and to the extent inconsistent therewith, supersedes, the disclosure in the sections captioned “Management” in the Prospectus and “The Subadvisers” in the Statement of Additional Information of the portfolio:

On May 1, 2008, Batterymarch Financial Management, Inc. (“Batterymarch”), will become the portfolio’s new subadviser. All portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time. Michael P. McElroy, CFA, Director of Batterymarch’s Global investment team and Senior Portfolio Manager, will remain responsible for the strategic oversight of Batterymarch’s investment process for the portfolio. The current portfolio managers who are responsible for the day-to-day management of the portfolio, as well as senior management and other key employees, will be the same immediately after the new subadvisory agreement takes effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions. The fund’s investment management fee remains unchanged.

Batterymarch, established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $29.791 billion as of December 31, 2007.

FD XX010759

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 8, 2008

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

The following information supplements, and to the extent inconsistent therewith, supersedes, the disclosure in the section captioned “Investments, risks and performance” in the Prospectus of the portfolio and all supplements thereto:

Diversification

The portfolio is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the portfolio’s total assets would be invested in securities of that issuer, or (b) the portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the portfolio can invest more than 5% of its assets in one issuer.

FD XX010761